SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                    COMPREHENSIVE ENVIRONMENTAL SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement if other than the Registrant: N.A.

Payment of Filing Fee (Check the appropriate box): N.A.

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(1), 14a-6(2) or item
     22(a)(2) of schedule 14a
[ ] $500 per each party to the controversy  pursuant of
    Exchange Act Rule 14a-6(I)(3).
[ ] Fee computed on table below per Exchange Act
    Rules 14a-6(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or the form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

No Exhibit Index
Total Number of Pages: 9

                    COMPREHENSIVE ENVIRONMENTAL SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 19, 1997

     Notice is hereby given that the 1997 Annual Meeting of the Stockholders (the "Annual Meeting") of Comprehensive Environmental Systems, Inc., a Delaware corporation (the "Company"), will be held at 9:00a.m. eastern time on March 19, 1997 at the corporate offices at 72B Cabot Street, West Babylon, NY 11704, for the purpose of considering and acting upon the following matters:

          1. The election of four directors of the Company to serve until the next Annual Meeting or until their successors shall be elected and qualify;

          2. The approval of an amendment to the Company's Certificate of Incorporation so as to change the name of the Company to "Trade-Winds Environmental, Inc.";

          3. The approval of Price Waterhouse, LLP as the Company's certified public accountants for the fiscal year ended April 30, 1997;

          4. The transaction of such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on January 23, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     A list of stockholders eligible to vote at the Annual Meeting will be available for inspection during normal business hours for purposes germane to the meeting during the ten days prior to the meeting at the offices of the Company, 72B Cabot street, West Babylon, NY 11704.


                                             By Order of the Board of Directors,

                                             /s/Anthony Towell
                                             ---------------------------------
West Babylon, New York                       Anthony Towell, Secretary
January____, 1997

THE MATTERS BEING VOTED ON AT THE ANNUAL MEETING ARE IMPORTANT TO THE COMPANY, AND CERTAIN OF THE MATTERS REQUIRE THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. IN ORDER THAT YOUR VOTE IS COUNTED AT THE ANNUAL MEETING, PLEASE EXECUTE, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE PROXY STATEMENT.

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Comprehensive Environmental Systems, Inc., a Delaware corporation (the "Company"), of proxies for use at the Company's 1996 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 72B Cabot Street, West Babylon, NY 11704, on March 19, 1997 at 9:00 a.m. or at any adjournment thereof. This Proxy Statement and the related proxy and 1996 Annual Report to Stockholders (the "Annual Report") are being mailed to stockholders of the Company on or about January 31, 1997.

     At the Annual Meeting,  stockholders  will vote on (a) the election of four
(4) directors to serve until the 1998 Annual Meeting of Stockholders or until their successors shall be elected and qualified, (b) the approval of an amendment to the Company's certificate of incorporation to change the name of the Company to "Trade-Winds Environmental, Inc.", (c) the approval of Price Waterhouse, LLP as the Company's independent certified public accountants for the fiscal year ending April 30, 1997, and (d) the transaction of such other and further business as may properly come before the meeting. The Board of Directors does not know of any other matters which will be voted upon at the Annual Meeting.

     Stockholders are encouraged to review the detailed discussion presented in this Proxy Statement and either return the completed and executed proxy or attend the Annual Meeting.


Stockholders Entitled To Vote; Outstanding Securities And Voting Rights

     Stockholders of record of the common stock, par value $.0001 per share (the "Common Stock"), of the Company at the close of business on January 23, 1997 (the "Record Date"), will be entitled to vote at the Annual Meeting. The number of shares of Common Stock outstanding at the close of business on the Record Date was 9,128,488.

     The only voting securities of the Company are shares of Common Stock, and each share of common stock entitles its owner to one vote on each matter to be voted upon at the Annual Meeting.

     The presence in person or by proxy of holders of one-third of the outstanding shares of Common Stock of the Company entitled to be voted shall constitute a quorum for the transaction of business at the Annual Meeting. If a stockholder files a proxy or attends the Annual Meeting, his or her shares are counted as being present at the Annual Meeting for purposes of determining whether there is a quorum, even if the stockholder abstains from voting on all matters. The vote required for the election of directors and approval of other proposals is set forth in the discussion of each proposal.

     Each stockholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that his or her shares are voted at the Annual Meeting. The return of a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote is person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person. There is no required form for a proxy revocation. All properly executed proxies not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein.

     If a proxy is signed and returned, but no specification is made with respect to any or all of the proposals listed therein, the shares represented by such proxy will be voted for all the proposals, including the Election of Directors. Abstentions and broker non-votes are not counted as votes "for" or "against" a proposal, but where the affirmative vote on the subject matter is required for approval, abstentions and broker non-votes are counted in determining the number of shares present or represented.


Cost Of Solicitations

     All costs of this Proxy Statement and the Proxy and the cost of soliciting Proxies relating to the Annual Meeting will be borne by the Company. It is anticipated that the solicitation of Proxies for the Annual Meeting will be made only by use of the mails. However, the Company may use the services of its directors, officers and employees to solicit Proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in connection therewith. Total expenses of the solicitation are estimated to be nominal.


                       BENEFICIAL OWNERSHIP OF SECURITIES

     The following table sets forth, as of January 15, 1997, certain information as to the Common Stock of the Company beneficially owned by each person known by the Company to own more than 5% of the Company's Common Stock, (ii) each director of the Company and nominee for director, (iii) each of the named executive officers; and (iv) all officers and directors as a group.

                                    Amount and Nature(1) of
Name and Address(6)                   Beneficial Ownership      Percent of Class
-------------------                   --------------------      ----------------

Michael O'Reilly                            660,000(2)                    6.8%

David Behanna                               100,000(3)                    *

Anthony Towell                              175,000(4)                    1.9%

Samuel Sadove                               100,000(3)                    *

JoAnn O'Reilly                               50,000(5)                    *

All officers and directors as
a group (5 persons)                       1,085,000(2)(3)(4)(5)          10.7%


----------
* Less than 1%

1 Unless otherwise indicated, each person has the sole voting and sole investment power and direct beneficial ownership of the shares.

2 Represents 10,000 shares of common stock owned and 650,000 shares beneficially owned pursuant to options currently exercisable. Does not include 50,000 shares of Common Stock issuable upon the exercise of options held by JoAnn O'Reilly, Mr. O'Reilly wife, as to which he disclaims beneficial ownership. Excluding a 2,000,000 share option not yet vested and exercisable only on the happening of future events, namely change in control of outstanding shares or the Board of Directors, etc.

3 Represents shares of common stock issuable upon options currently exercisable.

4 Includes 25,000 shares of common owned and 150,000 shares beneficially owned pursuant to currently exercisable options.

5 Represents 50,000 shares of Common Stock issuable upon exercise of presently exercisable options, and does not include (a) 10,000 shares of Common Stock owned by Michael O'Reilly, Ms. O'Reilly's husband, or (b) 650,000 shares of Common Stock issuable upon the exercise of presently exerciable options held by Mr. O'Reilly, as to all of which she disclaims beneficial ownership.

6 The address of each person is c/o Comprehensive Environmental Systems, Inc., 72B Cabot Street, West Babylon, NY 11704.

                              ELECTION OF DIRECTORS

     Directors of the Company are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. The bylaws of the Company provide that the number of directors comprising the whole board shall be determined from time to time by the Board of Directors, but can be no less than one and no more than fifteen members. The Board of Directors has established the size of the board at four directors and is recommending that the four incumbent directors of the Company be re-elected. Only Mr. O'Reilly was elected at a meeting for which proxies were solicited. Messrs. Anthony Towell and Samuel Sadove and Ms. JoAnn O'Reilly were elected by the board in September 1996. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the Board of Directors, and any shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors.

     All directors receive restricted stock awards for each year they are a board member. Prior to 1996, each director had received 1,000 shares of Common Stock as consideration for each year they served on the board. Beginning in 1997, each director will receive 5,000 restricted shares of common stock per year for each year of service on the board. In addition, non-employee directors also receive non-qualified stock options granted at the discretion of the Board of Directors. As of October 31, 1996, 300,000 non-qualified options have been granted to non-employee directors.

     The nominees for director, including certain information regarding each such person, are set forth below. Each director so elected will hold office until the next Annual Meeting or until his/her successor is elected and qualified. The person named as proxy in the Proxy has been designated by the Board of Directors and intends to vote for all four persons nominated in the election of the Board of Directors. If the contingency should occur that any such nominee is unable to serve as a director, it is intended that the shares represented by Proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors may designate. All nominees have advised the Company that they are willing to serve as directors if re-elected or elected, respectively.

The following table sets forth certain information concerning the nominees for director:

     Name                   Age        Position with the Company                Director Since
     ----                   ---        -------------------------                --------------
Michael O'Reilly            46         President, Chairman of the Board,             1994
                                       Chief Executive Officer and Director

Anthony Towell(1)(2)        65         Director                                      1996

Samuel Sadove(1)(2)         42         Director                                      1996

JoAnn O'Reilly              44         Director                                      1996

----------
1    Member of the audit committee.
2    Member of the compensation committee

Michael O'Reilly has been a President and CEO of the Company since September, 1996, and has been President of the Company's wholly-owned subsidiary, Trade-Winds Environmental Restoration, Inc., since December, 1993. He was previously Vice President of North Shore Environmental Remediation, Inc. a provider of environmental clean-up services and asbestos and lead removal services, from January, 1990 to January, 1994. From January, 1981 to January, 1989, Mr. O'Reilly was President and owner of Branch Services, Inc., also a provider of environmental clean-up services.

Anthony Towell is currently the Vice President of Finance, Treasurer and Chief Financial Officer of Eastco Industrial Safety, Corp. and has been a director since 1989. Since July 1991, Mr. Towell was also a director of Ameridata Technologies, Inc. until its recent sale to General Electric Capital, Inc. He had also been in the petroleum business with the Royal Dutch Shell group since 1957. Mr. Towell is also a director of NYTEST Environmental Inc.

Samuel Sadove is a marine biologist and the founder and director of the Okeanos Ocean Research Foundation, Inc. since 1980. He is considered an expert on wildlife issues and environmental research including ecology of marine systems. Mr. Sadove currently serves on numerous professional, environmental and educational committees.

JoAnn O'Reilly is an environmentalist presently involved with Michael O'Reilly in the United States Fish and Wildlife Services (USFWS) Captive Bred Wildlife Program, specifically caring for listed endangered tortoise species under special license. In addition, Ms. O'Reilly is a licensed cardio-pulmonary therapist.

     The Company presently has two committees, the audit and compensation committees, which consists of the two non-management directors. The audit committee reviews the Company's financial statements and accounting policies. The independent auditors report directly to the audit committee. The compensation committee meets when required to determine the reasonableness of new employment agreements and option grants to executive officers of the Company.

The Board of Directors recommends a vote for the nominees listed above

Executive Compensation

     The following table sets forth the aggregate compensation paid or accrued to all executive officers of the Company for the year ended April 30, 1996:

Name and                                                                                     Restricted    Securities      All Other
Principal                                   Fiscal                                 Compen-     Stock       Underlying      Compen-
Position(s)                                  Year         Salary($)     Bonus($)   sation($)  Awards($)      Options       sation($)
-----------                                 ------        --------      --------   -------- -------------  ------------  -----------
Michael O'Reilly                              1996        156,000        140,180      -0-      -0-(4)        250,000(1)          -0-
Chairman & CEO (1)                            1995        158,500            -0-      -0-      -0-               -0-             -0-

David Behanna, CPA                            1996         99,000          4,500      -0-      -0-(4)        100,000             -0-
Chief Financial Officer                       1995         22,000            -0-      -0-      -0-               -0-             -0-

Donald Kessler (2)                            1996         99,000          4,500      -0-      -0-           100,000(2)          -0-
Former Chairman &                             1995          6,667            -0-      -0-      -0-               -0-             -0-
CEO

Leo Mangan (3)                                1996        160,000          6,000      -0-      -0-           250,000(3)      432,000
Former COO                                    1995         78,000            -0-      -0-      -0-         2,000,000(1)      325,000

(1) Effective September 15, 1996, Mr. O'Reilly base annual salary increased to $200,000. Also on that date, he was granted 400,000 additional options under the 1994 option plan at an exercise price of $.53 per share.

(2) Effective September 12, 1996, Mr. Kessler signed a termination agreement with the company in settlement of an existing compensation arrangement for $216,000 plus other miscellaneous benefits.

(3) Effective September 12, 1996 Mr. Mangan signed a termination agreement with the Company in settlement of an existing employment agreement totaling approximately $1,450,000 including transferring an investment in non-marketable securities of $528,000, options and other miscellaneous benefits.

(4) Mr. O'Reilly and Mr. Behanna have accrued 3,000 and 2,000 shares, respectively, of restricted common stock to be issued during fiscal 1997.

                            CHANGE OF CORPORATE NAME

     The  Board  of  Directors  has  proposed  an  amendment  to  the  Company's
Certificate of Incorporation which would change the name of the Company to "Trade-Winds Environmental, Inc." The board believes the new name will better apprise investors and the public of the Company's business operations related to its primary subsidiary, Trade-Winds Environmental Restoration, Inc. The identification of the Company with its most active subsidiary will be beneficial to the Company, since the name under which the Company operates and the name which is recognized in the business community will be the same.

Vote Required

     The amendment to the certificate of incorporation requires the approval of the holders of a majority of the outstanding shares of Common Stock.

The Board of Directors recommends a vote FOR the proposal


                        SELECTION OF INDEPENDENT AUDITORS

     It is proposed that the stockholders approve the selection of Price Waterhouse, LLP, as the independent public accountants for the Company for the year ending April 30, 1997.

     The Board of Directors has approved the selection of Price Waterhouse, LLP as independent auditors. However, in the event approval of the proposal is not obtained, the selection of the independent auditors will be reconsidered by the Board of Directors. It is anticipated that a representative of Price Waterhouse, LLP will be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if so desired.

     The Company has a newly formed audit committee for the year ending April 30, 1997. The Board of Directors had performed such function in prior fiscal years.

     For the fiscal years ended April 30, 1995 and 1996, Capraro, Centofranchi, Kramer & Co., P.C. served as the Company's independent public accountants whose report on such financial statements is included in the Company's annual report on Form 10-KSB for such fiscal years. Representatives of such firm are not expected to be present at the Annual Meeting.

     The Company has been advised that neither Capraro, Centofranchi, Kramer & Co., P.C. nor any member thereof, had any direct financial interest in or any material indirect interest in the Company or any of its subsidiaries.

     The Company changed accountants as a result of its need for more sophisticated accounting and related services. This decision was made by the Company's board of directors, subject to stockholder approval at the Annual Meeting. There were no disagreements with Capraro, Centofranchi, Kramer & Co., P.C., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Vote Required

     The proposal to approve the selection of Price Waterhouse, LLP as the Company's independent accountants requires the approval of a majority of the voting shares present and voting, provided that a quorum is present.

The Board of Directors recommends a Vote FOR the Proposal

                             STOCKHOLDERS PROPOSALS

     In order for stockholder proposals to receive consideration for inclusion in the Company's 1997 Proxy Statement, such proposals must be received at the Company's offices at 72B Cabot Street, West Babylon, New York, 11704, Attention:
Chairman, By July 31, 1997.

                           INCORPORATION BY REFERENCE

     The Company incorporates the form 10-KSB/A-3 for the fiscal year ended April 30, 1996 and form 10-QSB for the six months ended October 31, 1996 by reference in this Proxy Statement. The form 10-KSB/A-3 includes, among other information, a description of the Company's business and its audited financial statements for the year ended April 30, 1996. A copy of these filings are being mailed to stockholders of record on the Record Date concurrently with the mailing of this Proxy Statement. Additional copies will be provided by the Company without charge upon request.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the meeting. However, if any other proper items of business should come before the meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgement on such matters.


                                           By Order of the Board Of Directors

                                           /s/Michael O'Reilly
                                           ------------------------------------
                                           Michael O'Reilly
                                           Chairman of the Board

                    COMPREHENSIVE ENVIRONMENTAL SYSTEMS, INC.

               1997 Annual Meeting of Stockholders--March 19, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Michael O'Reilly and Anthony Towell or either one of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 1997 Annual Meeting of Stockholders of Comprehensive Environmental Systems, Inc. (the "Company") to be held at 9:00 A.M., local time, on 19th Day, March, 1997, at the offices of the Company, 72B Cabot Street, West Babylon, New York 11704, an at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.


(1)  To elect the following four (4) directors:

     Michael O'Reilly, Anthony Towell, Samuel Sadove, and JoAnn O'Reilly

     [ ] FOR all nominees listed above (expect as marked to the contrary below).

     [ ] Withhold authority to vote for all nominees listed above.

     Instruction:  To withhold  authority  to vote for any  individual  nominee, print that nominee's name below.

                  ---------------------------------------------

(2) To approve an amendment to the Company's certificate of incorporation to change the name of the Company to Trade-Winds Environmental, Inc.:

               FOR [  ]          AGAINST [  ]         ABSTAIN [  ]

(3) To approve the selection of Price Waterhouse, LLP as the independent certified public accountants of the Company for the fiscal year ending April 30, 1997:

               FOR [  ]          AGAINST [  ]         ABSTAIN [  ]


(4) In his discretion, upon the transaction of such other business as may properly come before the meeting;

all as set in the Proxy statement, dated January___, 1997.


     The shares represented by this proxy will be voted on Items 1,2 and 3 as directed by the stockholder, but if no direction is indicated, will be voted FOR Items 1,2,3 and 4.

     If you plan to attend the meeting please indicate below:

     I plan to attend the meeting [ ]


DATED:______________________, 1997






                                          _____________________________________


                                          _____________________________________
                                         (Signature(s))

                                         Please sign exactly as name(s)
                                         appears hereon. When signing as
                                         attorney, executor, administrator,
                                         trustee or guardian, please give
                                         full title as such. Please date,
                                         sign and mail this proxy in the
                                         enclosed envelope, which requires
                                         no postage if mailed in the United
                                         States.